                                                                   Exhibit 10.2


                                   AMENDMENT

         THIS AMENDMENT, dated as of May 30, 2003 (the "AMENDMENT"), to the $165,000,000 Credit Agreement dated as of June 29, 2001 (as heretofore amended, amended and restated and supplemented, the "CREDIT AGREEMENT") among WESTPOINT STEVENS INC., a Delaware corporation, as Borrower, WESTPOINT STEVENS INC. I, J.P. STEVENS & CO., INC., J.P. STEVENS ENTERPRISES, INC., ALAMAC HOLDINGS INC., WESTPOINT STEVENS STORES INC. and LIEBHARDT INC. as Guarantors, the Lenders (as defined herein), and DEUTSCHEBANK TRUST COMPANY AMERICAS (f/k/a BANKERS TRUST COMPANY ("DEUTSCHEBANK") in its capacity as Agent (the "AGENT").

                                  WITNESSETH:

         WHEREAS, WestPoint Stevens Inc. (the "BORROWER") is the borrower under the Credit Agreement;

         WHEREAS, WestPoint Stevens Inc. I, J.P. Stevens & Co., Inc., J.P. Stevens Enterprises, Inc., Almanac Holdings Inc., WestPoint Stevens Stores Inc. and Liebhardt Inc. (collectively, the "GUARANTORS") are guarantors under the Credit Agreement;

         WHEREAS, the Borrower and the Guarantors are grantors under the Collateral Security Agreement dated as of June 29, 2001 (the Borrowers and the Guarantors being hereinafter referred to collectively as the "CREDIT PARTIES", and each of them, a "CREDIT PARTY");

         WHEREAS, in connection with the foregoing recitations, each of the Lenders signatories hereto, holding in total a majority in amount of the Loans under the Credit Agreement and thus comprising the Required Lenders, have indicated their willingness, on the terms and conditions set forth below, to appoint a successor Agent as more fully described herein;

         NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and promises set forth herein which each agrees is sufficient consideration for their respective agreements, and each intending to be legally bound hereby, agree as follows:

         Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

         Section 2. Confirmation by Credit Parties of Obligations. The Credit Parties acknowledge and agree, and represent and warrant to each of the other signatories hereto, that (a) the aggregate principal amount of the Advances under the Credit Agreement as of May 30, 2003 equals $165,000,000 (exclusive of any accrued and unpaid interest, fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Credit Agreement), (b) the Lenders signing this Amendment hold Loans in the outstanding principal amounts set forth underneath their signatures and (c) the Lenders signing this Amendment constitute the "Required

Lenders" under the Credit Agreement. Accordingly, the Lenders signing this Amendment are hereinafter referred to as the Required Lenders.

         Section 3. Required Lenders Representation. Each Lender signing this Amendment hereby represents and warrants to Wilmington Trust Company ("WTC") that it holds Loans in the outstanding principal amount set forth underneath its signature.

         Section 4.     Appointment Of Successor Agent. In accordance with
Section 9.6 of the Credit Agreement, the Required Lenders hereby appoint, and each Loan Party hereby approves, WTC, as successor to DeutscheBank as Agent (in such capacity, the "SUCCESSOR AGENT"), and WTC by its execution and delivery of this Amendment agrees to become Successor Agent. The appointment of WTC as Successor Agent shall be effective immediately upon (1) the effectiveness of this Amendment and (2) the payment of the first annual Agent's fee provided in
Section 5 below in the amount of $60,000. WTC shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of Agent, including without limitation the indemnities set forth in the Credit Agreement.

         Section 5. Agent's Fee. The Credit Parties and the Required Lenders hereby amend the Credit Agreement by inserting a new Section 9.6A to provide as follows:

         9.6A ANNUAL AGENT'S FEE. Commencing on May 31, 2003, and in addition to any amounts otherwise payable by the Credit Parties to the Agent hereunder, the Credit Parties shall pay to the Agent in addition a non-refundable annual fee of $60,000, payable for each calendar year in advance no later than the first Business day after May 31 of each year until all Obligations under the Credit Agreement have been paid in full.

         Section 6. Retention of Counsel. The Required Lenders have previously retained Kramer Levin Naftalis & Frankel LLP ("KRAMER LEVIN") as their counsel, and the Credit Parties have previously funded a $100,000 retainer to Kramer Levin towards the payment of its fees and expenses as counsel to such Lenders. The Required Lenders hereby release Kramer Levin as their counsel and request WTC to retain, and WTC agrees to retain, Kramer Levin as counsel to WTC as Successor Agent. Kramer Levin hereby agrees to act as such counsel. The Credit Parties agree to pay Kramer Levin's fees and expenses as counsel to the Successor Agent pursuant to Section 9.01 of the Credit Agreement. The Required Lenders, the Credit Parties and Kramer Levin agree that any amount of the retainer remaining after application to fees and expenses incurred to date shall be held and applied to cover the fees and expenses of Kramer Levin as counsel to the Successor Agent.

         Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


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
         Section 9. Further Assurances. Each Credit Party and WTC shall promptly take such actions as each of them deems necessary or desirable to give effect to the agreements set forth herein.

         Section 10. Provisions Governing Agents. With respect to any actions taken or omitted to be taken as Agent prior to its discharge from such capacity, DeutscheBank shall be entitled to the full benefits of the applicable provisions of the Loan Documents.

         Section 11. Effectiveness. This Amendment shall become effective (and shall be binding on all Lenders) as of the date hereof when the same shall have been executed by the Credit Parties, the Required Lenders and WTC, and delivered to each of the signatories and to DeutscheBank.

         Section 12. Guarantors. Each Guarantor hereby affirms and ratifies each and every one of its obligations under its Guaranty and under the Credit Agreement after giving effect to the amendments and agreements set forth herein.


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
         IN WITNESS WHEREOF, the parties hereto, each intending to be legally bound, have caused this Amendment to be duly executed as of the date first above written.


BORROWER:                               WESTPOINT STEVENS INC.,
                                        a Delaware corporation

                                                /s/ Thomas M. Lane
                                                -------------------------------
                                                Name: Thomas M. Lane
                                                Title: Senior Vice President
                                                       and Treasurer


GUARANTORS:                             WESTPOINT STEVENS INC. I

                                                /s/ Thomas M. Lane
                                                -------------------------------
                                                Name: Thomas M. Lane
                                                Title: Vice President and
                                                       Treasurer


                                        J.P. STEVENS & CO., INC.

                                                /s/ Thomas M. Lane
                                                -------------------------------
                                                Name: Thomas M. Lane
                                                Title: Vice President and
                                                       Treasurer


                                        J.P. STEVENS ENTERPRISES, INC.

                                                /s/ Thomas M. Lane
                                                -------------------------------
                                                Name: Thomas M. Lane
                                                Title: Vice President and
                                                       Treasurer


                                        ALAMAC HOLDINGS INC.

                                                /s/ Thomas M. Lane
                                                -------------------------------
                                                Name: Thomas M. Lane
                                                Title: Vice President and
                                                       Treasurer


                                        WESTPOINT STEVENS STORES INC.

                                                /s/  Thomas M. Lane
                                                -------------------------------
                                                Name: Thomas M. Lane
                                                Title: Vice President and
                                                       Treasurer


                                        LIEBHARDT INC.

                                                /s/ Thomas M. Lane
                                                -------------------------------
                                                Name: Thomas M. Lane
                                                Title: Vice President and
                                                       Treasurer

                                        SUCCESSOR AGENT: WILMINGTON TRUST
                                        COMPANY

                                                /s/ James J. McGinley
                                                -------------------------------
                                                Name: James J. McGinley
                                                Title: Authorized Signer


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
LENDER:                                 SATELLITE ASSET SENIOR INCOME FUND, LLC
                                        By: Satellite Asset Management, L.P.
                                        Its Investment Manager

                                        /s/ Mark Sonnino
                                        ---------------------------------------
                                        Name:
                                        Title: Principal


Outstanding Principal Amount
of Loans Held as of the
date hereof:                            $63,500,000

LENDER:                                 THE EQUITABLE LIFE ASSURANCE SOCIETY
                                        OF THE UNITED STATES

                                        /s/ Paul L. Harinstein
                                        ---------------------------------------
                                        Name: Paul L. Harinstein
                                        Title: Senior Vice President


Outstanding Principal Amount
of Loans Held as of the
date hereof:                            $30,000,000

KRAMER LEVIN NAFTALIS & FRANKEL LLP

By: /s/ Thomas Moers Mayer
   -------------------------------
   Thomas Moers Mayer
   PARTNER


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